                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                         WARP TECHNOLOGY HOLDINGS, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                  000-33197               88-0467845
 ----------------------    ----------------------  ----------------------
        (State of          (Commission File No.)          (I.R.S.
     Incorporation)                                       Employer
                                                       Identification
                                                           Number)


             151 Railroad Avenue, Greenwich, Connecticut 06830
             -------------------------------------------------
                  (Address of Principal Executive Offices)

                                 (203) 422-2950
                                 --------------
            (Registrant's Telephone Number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

                                    FORM 8-K

                         Warp Technology Holdings, Inc.


Section 3 - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

        (a)

        Warp Technology Holdings, Inc. (the "Company"), has filed with the Secretary of State of the State of Nevada a Certificate of Designation establishing a series of preferred stock to be referred to as the Series C Preferred Stock. Due to its rights and preferences, the Series C Stock modifies the rights of the holders of the Company's common stock, par value $0.00001 per share(the "Common Stock") as set forth in the Company's Articles of Incorporation as modified by the Certificate of Designations. The material terms of the Series C Stock are described below.

        (b)

        10,993,095 shares of the Company's Series C Stock were issued effective March 31, 2005. As such shares have preferences over the Company's Common Stock, the rights of the holders of Common Stock have been modified.

The Series C Stock has the following material terms:

      - The Series C Stock will be convertible into Common Stock, at the option of the holder, at a conversion price (the "Applicable Conversion Price") that will initially be equal to $1.00. Accordingly, the Series C Stock is convertible into Common Stock at a one to one (1:1) ratio. However, the ratio is subject to adjustment pursuant to the anti-dilution protections extended to the holders of Series C Stock. Under the anti-dilution provisions, in the event the Company issues, at any time while shares of Series C Stock are still outstanding, shares of Common Stock or any type of securities convertible or exchangeable for, or otherwise giving a right to acquire, shares of Common Stock, at a price below the Applicable Conversion Price, then the Applicable Conversion Price will be adjusted to the price per share equal to the price per share paid for such Common Stock in such subsequent financing. This full-ratchet anti-dilution protection on the Series C Stock will also be extended to any warrants received in connection with the Subscription Agreement that are outstanding at such time. In addition to the full-ratchet protection, the Applicable Conversion Price will be equitably adjusted in the event of any stock split, stock dividend or similar change in the Company's capital structure.

      - If the Company's market capitalization based on the shares of Common Stock outstanding (including all shares of Common Stock underlying the Shares of Series C Stock on an as converted basis) exceeds $50,000,000, the shares of Common Stock underlying the

      Series C Stock are registered, and the Company has an average daily trading volume for 20 consecutive trading days of 100,000 shares per day, then the Company may require the holders of Series C Stock to convert the Series C Stock into Common Stock at the then Applicable Conversion Price.

      - The holders of shares of Series C Stock will be entitled to receive dividends, at a 6% annual rate, payable quarterly in arrears, either in cash, or at the election of the Company, in shares of Common Stock. The dividends are preferred dividends, payable in preference to any dividends which may be declared on the Common Stock. Common Stock delivered in payment of dividends will be valued at 90% of the average of the volume weighted average price for the 20 trading day period ending on the trading day immediately prior to the date set for payment of the dividend.

      - Any unconverted and non-redeemed Shares of Series C Stock outstanding on the third anniversary of the initial issuance of the Series C Stock, will be automatically redeemed on that date, in cash, at $1.00 per share, plus all accrued but unpaid dividends thereon (subject to equitable adjustment for all stock splits, stock dividends, or similar events involving a change in the capital structure of the Company).

      - In the event of any liquidation of the Company, the Series C Stock will receive an amount equal to the Series C Face Amount, plus all accrued but unpaid dividends thereon, prior to any amounts being distributed to any other series of Preferred Stock or to the Common Stock holders. After payment of all liquidation preferences to all holders of Preferred Stock, including the Series C Stock, the entire remaining available assets, if any, shall be distributed among the holders of Common Stock, the holders of Series C Stock, and any other class or series of Preferred Stock entitled to participate with the Common Stock in a liquidating distribution, in proportion to the shares of Common Stock then held by them and the shares of Common Stock which they then have the right to acquire upon conversion of such shares of Preferred Stock held by them.


Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Designation establishing the Series C Preferred Stock became effective March 31, 2005. The Certificate of Designation modifies the Company's Articles of Incorporation by establishing the rights and preferences of the Series C Stock. The material terms of the Series C Stock are described above in
Item 3.03 of this report.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits.
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
Exhibit
Number                             Exhibit
------                             -------

3.11#               Certificate of Designation, designating Series C Preferred
                    Stock, as filed with the Secretary of State of the State of Nevada and effective March 31, 2005.

# Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2005                          WARP TECHNOLOGY HOLDINGS, INC.
                                                    (Registrant)


                                              By: /s/ Ernest C. Mysogland
                                              ------------------------------
                                              Name:  Ernest C. Mysogland
                                              Title: Executive Vice President,
                                              Chief Legal Officer and Secretary